Exhibit 99.1

Varonis Systems, Inc. Announces Proposed Offering of $350 Million of Convertible Senior Notes

September 5, 2024

NEW YORK, Sept. 05, 2024 (GLOBE NEWSWIRE) -- Varonis Systems, Inc. (Nasdaq: VRNS) (“Company” or “Varonis”) announced today its intention to offer $350.0 million aggregate principal amount of Convertible Senior Notes due 2029 (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), subject to market conditions and other factors.   The Company also expects to grant to the initial purchasers of the Notes a 13-day option to purchase up to an additional $52.5 million aggregate principal amount of Notes.

The Notes will be unsecured senior obligations of the Company. The Notes will mature on September 15, 2029, unless earlier converted, redeemed or repurchased. Interest will be payable semiannually in arrears on March 15 and September 15 of each year, beginning on March 15, 2025.

The Notes will be convertible at the option of the holders, prior to the close of business on the business day immediately preceding March 15, 2029, only under certain circumstances and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, the Notes may be settled, at the Company’s election, in cash, shares of the Company’s common stock, or a combination of cash and shares of the Company’s common stock. The Notes will not be redeemable at the Company’s option prior to September 20, 2027. On or after September 20, 2027 and on or prior to the 41st scheduled trading day immediately preceding the maturity date, the Notes will be redeemable at the Company’s option if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which the Company provides notice of redemption, during any 30 consecutive trading day period ending on and including the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. The terms of the Notes, including the interest rate, conversion rate, and principal amount, will depend on market conditions at the time of pricing and will be determined by negotiations between the Company and the initial purchasers.

The Company intends to use the net proceeds from the offering (including any net proceeds from the sale of any additional Notes that may be sold should the initial purchasers exercise their option to purchase additional Notes) for working capital and general corporate purposes, which may include research and development, capital expenditures and other general corporate purposes. The Company may also use a portion of the net proceeds to acquire or make investments in businesses, products, offerings, and technologies, although the Company does not have agreements or commitments for any material acquisitions or investments at this time. The Company also intends to use a portion of the net proceeds from this offering to pay the cost of capped call transactions described below.

In connection with the pricing of the Notes, the Company intends to enter into capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “Option Counterparties”). The capped call transactions are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional Notes, the Company intends to enter into additional capped call transactions with the Option Counterparties.

The Company expects that, in connection with establishing their initial hedges of the capped call transactions, the Option Counterparties and/or their respective affiliates will enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the Notes and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes at that time.

In addition, the Option Counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so following any conversion of the Notes, any repurchase of the Notes by the Company on any fundamental change repurchase date, any redemption date, or any other date on which the Notes are retired by the Company, in each case, if the Company exercises its option to terminate the relevant portion of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the Notes, which could affect holders’ ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares of common stock, if any, and value of the consideration that noteholders will receive upon conversion of the Notes.

The Notes will only be offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Notes and the shares of the Company’s common stock into which the Notes are convertible have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This press release is neither an offer to sell nor a solicitation of an offer to buy the Notes or the shares of the Company’s common stock into which the Notes are convertible, nor will there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Forward-Looking Statements

This press release contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding whether the Company will offer and issue the notes and the terms of the notes, the anticipated use of the net proceeds from the offering, the Company’s expectations in respect of granting the initial purchasers an option to purchase additional notes, and expectations regarding whether the Company will enter into the capped call transactions, the effect of the capped call transactions and regarding actions of the option counterparties and/or their respective affiliates, are forward-looking statements.   These statements are not guarantees of future performance but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks related to whether the Company will offer the Notes or consummate the offering of the Notes on the expected terms, or at all; the anticipated use of the net proceeds of the offering; the fact that the Company’s management will have broad discretion in the use of the proceeds from any sale of the Notes; whether the capped call transactions will become effective on the anticipated terms or at all and the Company’s discretion on whether to exercise the option to terminate a portion of the capped call transactions upon certain events in respect of the Notes; the impact of potential information technology, cybersecurity or data security breaches; risks associated with anticipated growth in Varonis’ addressable market; general economic and industry conditions, such as foreign currency exchange rate fluctuations and expenditure trends for data and cybersecurity solutions; Varonis’ ability to predict the timing and rate of subscription renewals and their impact on the Company’s future revenues and operating results; risks associated with international operations; the impact of global conflicts on the budgets of Varonis’ clients and on economic conditions generally; competitive factors, including increased sales cycle time, changes in the competitive environment, pricing changes and increased competition; the risk that Varonis may not be able to attract or retain employees, including sales personnel and engineers; Varonis’ ability to build and expand its direct sales efforts and reseller distribution channels; risks associated with the closing of large transactions, including Varonis’ ability to close large transactions consistently on a quarterly basis; new product introductions and Varonis’ ability to develop and deliver innovative products; Varonis’ ability to provide high-quality service and support offerings; the expansion of cloud-delivered services; and risks associated with Varonis’ previously issued convertible notes and capped-call transaction. These and other important risk factors are described more fully in Varonis’ reports and other documents filed with the Securities and Exchange Commission and could cause actual results to vary from expectations. All information provided in this press release is as of the date hereof, and Varonis undertakes no duty to update or revise this information, whether as a result of new information, new developments or otherwise, except as required by law.

About Varonis

Varonis is a leader in data security, fighting a different battle than conventional cybersecurity companies. Its cloud-native Data Security Platform continuously discovers and classifies critical data, removes exposures, and detects advanced threats with AI-powered automation.

Thousands of organizations worldwide trust Varonis to defend their data wherever it lives - across SaaS, IaaS, and hybrid cloud environments. Customers use Varonis to automate a wide range of security outcomes, including data security posture management (DSPM), data classification, data access governance (DAG), data detection and response (DDR), data loss prevention (DLP), and insider risk management.

Investor Relations Contact:

Tim Perz
Varonis Systems, Inc.
646-640-2112
investors@varonis.com

News Media Contact:

Rachel Hunt
Varonis Systems, Inc.
877-292-8767 (ext. 1598)
pr@varonis.com

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